UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 15, 2006

FOSTER WHEELER LTD.
(Exact Name of Registrant as Specified in Its Charter)

Bermuda
(State or Other Jurisdiction of Incorporation)

001-31305	22-3802649
(Commission File Number)	(IRS Employer Identification No.)

Perryville Corporate Park, Clinton, New Jersey	08809-4000
(Address of Principal Executive Offices)	(Zip Code)

(908) 730-4000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2006, the Compensation Committee of the Board of Directors (the "Compensation Committee") of Foster Wheeler Ltd. (the "Company") approved the grant of stock options under the Foster Wheeler Ltd. Omnibus Incentive Plan (the "Plan") to certain employees of the Company, including the executive officers identified below, subject to the terms of the Plan and the employee nonqualified stock option agreement entered into between the Company and each person to whom such options were granted, which grants became effective on such date. Such stock option agreements were substantially in the form attached hereto as exhibit 10.1 and incorporated herein by reference. The exercise price of the options is $50.10, representing the closing price of the Company’s common shares on the date of grant. The options vest and are exercisable in one-third increments on each of December 31, 2007, December 31, 2008 and December 31, 2009. The expiration date of the stock options is December 31, 2011. In the event of a change of control of the Company, the options will immediately vest in full. In addition, certain termination events can also trigger accelerated vesting of the options.

Also on November 15, 2006, the Compensation Committee approved the grant of restricted stock units under the Plan to certain employees of the Company, including the executive officers of the Company identified below, subject to the terms of the Plan and the employee restricted stock unit award agreement entered into between the Company and each person to whom such restricted stock units were granted, which grants became effective on such date. Such restricted stock unit award agreements were substantially in the form attached hereto as exhibit 10.2 and incorporated herein by reference. The restricted stock units vest in one-third increments on each of December 31, 2007, December 31, 2008 and December 31, 2009. In the event of a change of control of the Company, the restricted stock units will immediately vest in full. In addition, certain termination events can also trigger accelerated vesting of the restricted stock units.

Name of Executive Officer	Number of Stock Options	Number of Restricted Stock Units
J. T. La Duc Executive Vice President & Chief Financial Officer	24,381	10,827

Umberto della Sala Chief Executive Officer of Foster Wheeler Global Engineering and Construction Group	18,286	8,120

Peter J. Ganz Executive Vice President, General Counsel & Secretary	16,701	7,417

At the same meetings described above, the Compensation Committee recommended to the Board a form of nonqualified stock option and a form of restricted stock unit agreement for non-employee director grants, and the Board approved such forms of agreements on the same date, attached hereto as exhibits 10.3 and 10.4 and incorporated herein by reference.

On November 15, 2006, a total of 212,331 stock options and 94,267 restricted stock units were granted by the Company to its non-employee directors and employees (including, among others, the executive officers identified above).

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits

	10.1	Form of Employee Nonqualified Stock Option Agreement

	10.2	Form of Employee Restricted Stock Unit Award Agreement

	10.3	Form of Director Nonqualified Stock Option Agreement

	10.4	Form of Director Restricted Stock Unit Agreement

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.

Date: November 17, 2006	By:	/s/ Peter J. Ganz
Peter J. Ganz
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Employee Nonqualified Stock Option Agreement

10.2	Form of Employee Restricted Stock Unit Award Agreement

10.3	Form of Director Nonqualified Stock Option Agreement

10.4	Form of Director Restricted Stock Unit Agreement